Schedule 14A Information

 Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.____)

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                                     Astronics Corporation
(Name of Registrant as Specified In Its Charter)

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

ASTRONICS CORPORATION
1801 Elmwood Avenue, Buffalo, New York 14207

Dear Fellow Shareholders:

It is my pleasure to invite you to attend the 2002 Annual Meeting of Shareholders to be held at Luminescent Systems, Inc., 130 Commerce Way, East Aurora, New York, at 10:00 a.m. on Thursday, April 25, 2002. The doors will open at 9:30 a.m. Please arrive early if you want a facility tour. Directions are on the inside cover.

Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

The Annual Meeting of Shareholders will be held to consider and take action with regard to the election of six directors, increase the authorization for common stock, and the approval of the selection of the Company's auditors.

Complete details are included in the accompanying proxy statement.

I look forward to meeting with you and hearing your views on the progress of Astronics.

Kevin T. Keane Chairman of the Board, President and Chief Executive Officer

Buffalo, New York
March __, 2002


Directions to Luminescent Systems, Inc., 130 Commerce Way, East Aurora, NY 14052:

●	From I-90 (NYS Thruway), take exit 54 "Route 400 South."
●	Take Route 400 South for about 11 miles to the "Route 20A/East Aurora" exit.

●

Turn right at the end of the exit ramp onto Route 20A. Continue on 20A (also known as Main Street in East Aurora) through the village of East Aurora. After approximately 1.5 miles you will continue through a traffic circle (stay on Route 20A).

●	Continue on 20A for about .75 miles. Turn left onto Commerce Way (US Post Office is on corner). LSI is at the end of Commerce Way.

Luminescent Systems, Inc. telephone number: 716-655-0800.


ASTRONICS CORPORATION
1801 Elmwood Avenue, Buffalo, New York 14207

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ASTRONICS CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Astronics Corporation will be held at Luminescent Systems Inc., 130 Commerce Way, East Aurora, New York, on Thursday, April 25, 2002 at 10:00 a.m., to consider and take action on the following:

1.	The election of six directors of the Company to serve for the ensuing year and until the next annual meeting of Shareholders and the election and qualification of their successors.
2.	To increase the authorized Common Stock from 15,000,000 shares to 25,000,000 shares.
3.	The selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.
4.	The transaction of such other business as may properly come before the meeting or any adjournments thereof.

        FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on March 8, 2002 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE RETURN ENVELOPE ENCLOSED.

By Order of the Board of Directors

JOHN B. DRENNING, Secretary

Buffalo, New York
Dated: March __, 2002


PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
April 25, 2002

        This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of ASTRONICS CORPORATION, a New York corporation ("Astronics" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 25, 2002 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telecommunication by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on March ___, 2002.

        If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below, FOR the proposal to increase the authorized Common Stock of the Company and FOR the proposal to ratify the appointment of independent auditors.

        The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

        Any proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

RECORD DATE AND VOTING SECURITIES

        The Board of Directors has fixed the close of business on March 8, 2002 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 8, 2002, Astronics had outstanding and entitled to vote at the meeting a total of 5,852,812 shares of Common Stock and 2,252,364 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

        Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. In accordance with New York law, such abstentions are not counted in determining the number of votes cast in connection with the proposed increase in the authorized Common Stock or the appointment of independent auditors. Under applicable law, broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the votes cast on a proposal.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information concerning the only persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group as of March 8, 2002 (an asterisk indicates less than 1% beneficial ownership of the class):

	Shares of Common Stock		Shares of Class B Stock
Name and Address of Owner (1)
	Number	Percentage	Number	Percentage

Robert T. Brady (2)	68,431	1.1%	30,029	1.3%

John B. Drenning (3)	103,147	1.7%	72,183	3.1%

Peter J. Gundermann (4)	115,682	1.9%	54,528	2.3%

Daniel G. Keane (5)	32,969	*	65,965	2.8%

Kevin T. Keane (6)	366,976	6.1%	520,466	22.4%

Robert J. McKenna (7)	23,000	*	8,124	*

C. Anthony Rider (8)	5,040	*	1,260	*

David L. Babson Company, Inc. (9) One Memorial Drive Cambridge, MA 02142	520,810	8.6%	130,370	5.6%

FMR Corp. (9) 82 Devonshire Street Boston, MA 02109	596,700	9.9%	203,193	8.7%

Oak Forest Investment Management (9) 6701 Democracy Blvd. Suite 402 Bethesda, MD 20817	426,200	7.0%	--	*

All directors and executive officers as a group (7 persons)
	715,245	11.8%	752,555	32.3%

(1)	The address for all directors and officers listed is: 1801 Elmwood Avenue, Buffalo, New York 14207.

(2)	Includes 49,270 shares of Common Stock and 18,157 shares of Class B Stock subject to options exercisable within 60 days.

(3)	Includes 49,270 shares of Common Stock and 18,157 shares of Class B Stock subject to options exercisable within 60 days.

(4)

Includes 33,020 shares of Common Stock and 14,235 shares of Class B Stock subject to options exercisable within 60 days and includes 6,114 shares of Common Stock and 3,064 shares of Class B Stock owned by Mr. Gundermann's wife, as to which he disclaims beneficial ownership.

(5)

Includes 23,630 shares of Common Stock and 8,260 shares of Class B Stock subject to options exercisable within 60 days and includes 6,670 shares of Common Stock and 29,991 shares of Class B Stock owned by Mr. Daniel Keane's wife, as to which he disclaims beneficial ownership.

(6)

Includes 20,652 shares of Common Stock and 7,165 shares of Class B Stock subject to options exercisable within 60 days and includes 58,879 shares of Common Stock and 24,828 shares of Class B Stock owned by Mr. Kevin Keane's wife or held in a trust for the benefit of Mr. Kevin Keane's wife, as to which he disclaims beneficial ownership.

(7)	Includes 21,900 shares of Common Stock and 7,712 shares of Class B Stock subject to options exercisable within 60 days.

(8)	Includes 1,540 shares of Common Stock and 385 shares of Class B Stock subject to options exercisable within 60 days.

(9)	David L. Babson Company, Inc., FMR Corp. and Oak Forest Investment Management have each reported that it has sole voting power and sole dispositive power.

ELECTION OF DIRECTORS

        The Shareholders are being asked to elect six directors to the Company's Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The six directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the six nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

        All nominees have been members of the Board since the date indicated. The nominees for director, their ages, their principal occupations during at least the past five years, their positions and offices with Astronics and the date each was first elected a director of Astronics are as follows:

Name and Age of Nominee	Principal Occupation and Positions and Offices with Astronics	First Elected Director

Robert T. Brady Age 61	Director; Executive Compensation and Audit Committees of the Board of Directors. Chairman of the Board, President and Chief Executive Officer of Moog Inc.	1990
John B. Drenning Age 64	Secretary and Director; Executive Compensation and Audit Committees of the Board of Directors. Partner in Hodgson Russ LLP, attorneys for the Company, Buffalo, New York.	1970
Robert J. McKenna Age 53	Director; Executive Compensation and Audit Committees of the Board of Directors. Since October 2001, President and Chief Executive Officer of Wenger Corporation. Prior to October 2001, President, Acme Electric Corporation.	1996
Kevin T. Keane Age 69	Chairman of the Board, President, Chief Executive Officer and Director of the Company	1970
Peter J. Gundermann Age 39	President, Luminescent Systems, Inc., an Astronics subsidiary	2001
Daniel G. Keane Age 36	President, MOD-PAC CORP, an Astronics subsidiary	2001

        Daniel G. Keane is the son of Mr. Kevin Keane

Other Directorships

        In addition to serving as a member of the Astronics Board of Directors, Robert T. Brady is presently serving on the board of directors of other publicly-traded companies, as follows: Moog Inc., Seneca Foods Corporation, M&T Bank Corporation and National Fuel Gas Company.

Meetings of the Board of Directors and Standing Committees

        During fiscal year ended December 31, 2001, the Board of Directors of the Company had two standing committees: an Audit Committee and Compensation Committee. The Audit Committee is composed of three independent directors. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee," included in this proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Board of Directors does not have a nominating committee.

Board and Committee Attendance

        During the fiscal year ended December 31, 2001, the Board of Directors held five meetings. The Audit Committee held two meetings and the Compensation Committee held two meetings. Each director attended at least 75% of the meetings of the Board of Directors and of all committees on which he served, except that Mr. Brady was unable to attend two meetings of the Board of Directors.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors. The Board of Directors has also determined that the members of the Committee are independent as defined in the regulations.

February 14, 2002	Robert T. Brady, Audit Committee Chair John B. Drenning, Audit Committee Member Robert J. McKenna, Audit Committee Member

Compensation of Directors

        In the year ended December 31, 2001, outside directors were paid an annual retainer of $9,000 and an additional fee of $600 for each meeting of the Board and its committees attended by each director. Directors are permitted to defer their compensation.

        The Company's 1997 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 100,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and for so long as the holder is a director of the Company, but not longer than ten years from the date of grant.

        On February 14, 2002, the committee charged with administration of the Plan granted options to purchase shares of Common Stock to outside directors at the price of $9.27 per share as follows: Mr. Brady 4,000 shares; Mr. Drenning 4,000 shares; and Mr. McKenna 4,000 shares.

Directors' and Officers' Indemnification Insurance

        On October 4, 2001, the Company renewed a Directors' and Officers' Liability Insurance policy written by The Chubb Group. The renewal was for a year at an annual premium of $52,900. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No significant payments or claims of indemnification or expenses have been made under any such insurance policies by the Company at any time.

Section 16(a) Beneficial Ownership Reporting Compliance

        During 2001, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company's securities.

Certain Relationships and Related Transactions

        During the year ended December 31, 2001, MOD-PAC CORP, an Astronics subsidiary, performed printing and order fulfillment services for VistaPrint Corporation, resulting in net sales of $3,220,000. At December 31, 2001, VistaPrint Corporation owed MOD-PAC CORP $1,360,000 related to such net sales and $584,000 for freight charges. Robert S. Keane, the son of Kevin T. Keane, is a shareholder in and the chief executive officer of VistaPrint Corporation. In addition, Kevin T. Keane is a shareholder in VistaPrint Corporation holding less than five percent of its capital stock.

        The Board of Directors recommends a vote "FOR" the proposal to elect management's nominees.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and the other executive officers of the Company and its subsidiaries. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all the Company's executive officers, the Committee determines the grants under the Company's Incentive Stock Option Plan and oversees the administration of other compensation plans and programs

        Compensation of Executive Officers Generally

        The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company, subsidiary and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.

        Components of Compensation

        The primary components of the Company's executive compensation program are salary, bonuses and stock options which become exercisable over time.

        Salary and Bonuses. The Committee reviews the salary of executive officers annually. The Committee's review takes into consideration the Company's performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity. In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to each factor considered. The Committee also reviews an annual survey of the compensation levels of executives in similar industry segments. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the fiscal year just concluded.

        Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management's interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Incentive Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Incentive Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company's success. In determining the size of stock option grants, the Committee focuses primarily on the Company's performance and the role of the executives and managers in accomplishing performance objectives. Stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

        The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company's stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Incentive Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.

        Compensation of the Chief Executive Officer

       Mr. Keane currently serves as Chief Executive Officer of the Company. He was compensated for the 2001 fiscal year utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Keane's performance for the 2001 fiscal year was strong, as reflected by the Company's overall performance. The Company's sales increased to $85.4 million for the 2001 fiscal year from $72.0 million the prior year, while net earnings increased to $6.5 million from $6.1 million. Earnings per share increased to $.78 from $.74 a year ago. The return on shareholder equity for the year was in excess of 18 percent. The Committee believes that Mr. Keane's total compensation for the 2001 fiscal year fairly and sufficiently rewarded him for performance.

John B. Drenning Chairman	Robert T. Brady, Member Robert J. McKenna, Member

Executive Compensation Summary Table

        The following tabulation shows on an accrual basis the compensation for the three fiscal years ended December 31, 2001, received by the highest paid executive officers of the Company who received more than $100,000:

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options (#)	All Other Compensation(2)
Kevin T. Keane	2001	$280,443	$180,000	$69,516	17,750	$11,050
President, Chief	2000	267,089	168,226	57,535	21,037	10,500
Executive Officer	1999	256,816	142,807	65,244	22,687	9,600

Peter J. Gundermann	2001	$164,312	$106,200	$26,681	10,375	$11,050
President, Luminescent	2000	156,497	98,593	27,446	12,375	10,500
Systems, Inc.	1999	150,478	76,411	28,468	13,200	9,600

Daniel G. Keane	2001	$157,000	$102,600	$43,473	10,000	$11,050
President, MOD-PAC	2000	141,750	94,200	28,077	11,137	10,500
CORP	1999	135,000	67,453	28,759	11,550	9,600

C. Anthony Rider	2001	$152,250	$ 99,000	$29,139	9,625	$11,050
Vice President-Finance,	2000(3)	72,500	45,675	15,441	--	--
Treasurer, Chief Financial Officer	1999(3)	N/A	N/A	N/A	N/A	N/A

(1)	Represents personal use of company-leased automobiles, group life insurance, medical expense, club dues, and related gross-up for income taxes.

(2)	Represents amounts accrued under the Company's Profit Sharing / 401(k) Retirement Plan. See, also, discussion under "Supplemental Executive Retirement Plan."

(3)	Mr. Rider joined the Company in July 2000, so his salary and bonus for 2000 reflects a partial year of service.

Stock Option Grant Table

        On April 26, 2001, options to purchase the number of shares of Common Stock set forth in the following table were granted to Kevin T. Keane, Peter J. Gundermann, Daniel G. Keane and C. Anthony Rider:

Option Grants In Fiscal 2001
 (Individual Grants)

	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Kevin T. Keane	17,750	26.4%	$16.52	4/26/06	$81,031	$179,059
Peter J. Gundermann	10,375	15.5%	15.24	4/26/11	99,438	251,995
Daniel G. Keane	10,000	14.9%	15.24	4//26/11	95,844	242,886
C. Anthony Rider	9,625	14.3%	15.24	4/26/11	92,249	233,378

        Potential realizable values are based on the assumed annual growth rates for the option term. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.

Stock Option Exercises and Fiscal Year-End Value Table

        The following table provides information as to stock options exercised during the fiscal year ended December 31, 2001 and the value of each such executive officer's unexercised options at December 31, 2001.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($) (2)
Name	or Exercised (#)	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Kevin T. Keane	7,562	$ 32,004	15,507	41,167	$ 51,035	$107,267
Peter J. Gundermann	26,468	462,171	38,003	28,195	319,502	75,359
Daniel G. Keane	--	--	25,572	25,840	202,449	66,849
C. Anthony Rider	--	--	--	9,625	--	--

(1)	Market value of stock at exercise less exercise price or base price.
(2)	Based upon the closing price of the Company's Common Stock on the Nasdaq National Market System on December 31, 2001 of $11.32 per share.

Supplemental Executive Retirement Plan Table

        The Company has a non-qualified supplemental retirement defined benefit plan for certain executives which targets a retirement benefit based on 65% of the three-year average compensation. SERP benefits are payable only to "retirement-eligible" participants, i.e., employees designated to participate in the SERP and each of whom, upon termination of employment, has attained age 65 with not less than 10 years of service (as defined) or at age 60 or later with a combined total of age and years of service equal to 90.

        For purposes of illustration, the following tables show the estimated amounts of annual retirement income that would be payable at the present time under various assumptions as to compensation and years of service to employees who participate in the SERP. The amounts presented are subject to reduction for Social Security benefits and for Profit Sharing benefits earned under the Company's Defined Profit Sharing/401(k) Plan. A discount factor applies for retirement-eligible participants who start to receive benefits before attaining age 65.

Estimated Unfunded Supplemental Retirement Plan Table

	Years of Service
Three Year Average Compensation	10	15	20	25	30
200,000	$100,000	$110,000	$120,000	$130,000	$130,000
250,000	125,000	137,500	150,000	162,500	162,500
300,000	150,000	165,000	180,000	195,000	195,000
350,000	175,000	192,500	210,000	227,500	227,500
400,000	200,000	220,000	240,000	260,000	260,000
450,000	225,000	247,500	270,000	292,500	292,500
500,000	250,000	275,000	300,000	325,000	325,000

CORPORATE PERFORMANCE GRAPH

        The following graph compares the yearly changes in cumulative total shareholder return of (i) the Company, (ii) the S&P 500 and (iii) the NASDAQ US and Foreign Index for a period of five years commencing December 31, 1996 and ending December 31, 2001.

	1996	1997	1998	1999	2000	2001

Astronics Corporation	100.000	181.736	202.546	213.079	277.778	327.546
S & P 500	100.000	113.374	124.457	102.765	79.644	59.680
Nasdaq US and Foreign	100.000	122.070	169.072	315.185	190.187	149.941

PROPOSAL FOR INCREASE IN AUTHORIZED COMMON STOCK

        It is proposed by the Board of Directors, pursuant to a resolution adopted on February 14, 2002, to amend Paragraph FOURTH of the Company's Certificate of Incorporation to increase the authorized shares of capital stock from 15,000,000 to 25,000,000 shares, consisting of 20,000,000 shares of Common Stock, Par Value $.01 per share, and 5,000,000 shares of Class B Stock, Par Value $.01 per share. The Company's current authorization of 15,000,000 shares consists of 10,000,000 shares of Common Stock and 5,000,000 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes. The proposed increase in authorized capital stock of the Company is limited to shares of Common Stock and no increase in the number of Class B Stock is being sought.

        The Company's existing authorization for Common Stock is virtually depleted. At March 8, 2002, the Company had 5,852,812 shares of Common Stock outstanding and 3,783,997 shares reserved for issuance upon conversion of the Class B Stock, the exercise of outstanding stock options and options authorized for grant under shareholder approved stock option plans. The increased authorization of Common Stock would allow flexibility in meeting any future needs for Common Stock including stock distributions, future financings and acquisitions.

        If the proposed amendment to the Certificate of Incorporation is adopted, the first sentence of Paragraph FOURTH will read in its entirety as follows:

        " FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is twenty five million (25,000,000) shares, consisting of twenty million (20,000,000) shares of Common Stock, Par Value $.01 per share, and five million (5,000,000) shares of Class B Stock, Par Value $.01 per share."

The Board of Directors recommends a vote "FOR" the adoption of the amendment to the Certification of Incorporation.

APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP, independent certified public accountants, to act as auditors of Astronics Corporation for the current fiscal year. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

        Audit Fees. The following table sets forth the fees billed to the Company for the last fiscal year by the Company's independent certified public accounts, Ernst & Young LLP:

Audit Fees.........................................................................................................	$ 53,100
Financial Information Systems Design and Implementation Fees...................	-
All Other Fees ..................................................................................................	24,800

The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

PROPOSALS OF SHAREHOLDERS FOR 2003 ANNUAL MEETING

        To be considered for inclusion in the proxy materials for the 2003 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than November 22, 2002. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, unless notice of such a proposal is received by the Company no later than February 3, 2003, management proxies will be allowed to use their discretionary voting authority to vote on such proposal.

OTHER BUSINESS

        The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

        Copies of the 2001 Annual Report to Shareholders of Astronics Corporation have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 1801 Elmwood Avenue, Buffalo, NY 14207.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 8, 2002, ON REQUEST TO SHAREHOLDER RELATIONS, ASTRONICS CORPORATION, 1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207.

BY ORDER OF THE BOARD OF DIRECTORS

John B. Drenning, Secretary

Buffalo, New York
March __, 2002


[FORMS OF PROXY]

You're Invited
to the
ANNUAL SHAREHOLDERS'
MEETING
THURSDAY, APRIL 25, 2002, 10:00 A.M.
Luminescent Systems, Inc.
130 Commerce Way
East Aurora, New York

Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

Please Detach and Mail in the Envelope Provided

[X]	Please mark your votes as in this example

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The Directors recommend a vote FOR election of all nominees and FOR proposals 2 and 3.

FOR	WITHHELD	Nominees: Robert T. Brady John B. Drenning Peter J. Gundermann Daniel G. Keane Kevin T. Keane Robert J. McKenna
1.	Election of Directors	[ ]	[ ]
For, except vote withheld from the following nominees: __________________________
FOR	AGAINST	ABSTAIN
2.	Proposal to increase the authorized Common Stock to 25,000,000.	[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN
3.	Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2002.	[ ]	[ ]	[ ]

4.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
Change of Address/ comments on reverse side	[ ]	I plan to attend the meeting	[ ]	I do not plan to attend the meeting	[ ]
SIGNATURE(S) ___________________________	DATE ____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

ASTRONICS CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Common Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 25, 2002, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

        It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

        This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1, 2 and 3.

(Continued, and to be signed on other side)


You're Invited
to the
ANNUAL SHAREHOLDERS'
MEETING
THURSDAY, APRIL 25, 2002, 10:00 A.M.
Luminescent Systems, Inc.
130 Commerce Way
East Aurora, New York

Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

Please Detach and Mail in the Envelope Provided

[X]	Please mark your votes as in this example

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The Directors recommend a vote FOR election of all nominees and FOR proposals 2 and 3.

FOR	WITHHELD	Nominees: Robert T. Brady John B. Drenning Peter J. Gundermann Daniel G. Keane Kevin T. Keane Robert J. McKenna
1.	Election of Directors	[ ]	[ ]
For, Except vote withheld from the following nominees: __________________________
FOR	AGAINST	ABSTAIN
2.	Proposal to increase the authorized Common Stock to 25,000,000.	[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN
3.	Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2002.	[ ]	[ ]	[ ]

4.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
Change of Address/ comments on reverse side	[ ]	I plan to attend the meeting	[ ]	I do not plan to attend the meeting	[ ]
SIGNATURE(S) ___________________________	DATE ____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

ASTRONICS CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 25, 2002, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

        It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

        This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1, 2 and 3.

(Continued, and to be signed on other side)